Exhibit 10.11.18

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

EXECUTION COPY

SEVENTEENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS SEVENTEENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Seventeenth Amendment”) is made and entered into as of December 28th, 2015 (the “Effective Date”), by and between US AIRWAYS, INC., a Delaware corporation (“US Airways”) and MESA AIRLINES, INC., a Nevada corporation (“Mesa”).

RECITALS:

A.        US Airways and Mesa have previously entered into that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001, but effective as of February 1, 2001 (as amended, modified and supplemented, the “Code Share Agreement”).

B.      The Code Share Agreement has previously been amended, including by the: Tenth Amendment to Code Share and Revenue Sharing Agreement, dated November 18, 2010 (the “Tenth Amendment”); the Eleventh Amendment to Codeshare and Revenue Sharing Agreement, dated July 1, 2012; the Twelfth Amendment to Code Share and Revenue Sharing Agreement, dated February 13, 2013; the Thirteenth Amendment to Code Share and Revenue Sharing Agreement, dated December 24, 2013; the Fourteenth Amendment to Code Share and Revenue Sharing Agreement, dated April 10, 2014; the Fifteenth Amendment to Code Share and Revenue Sharing Agreement, dated November 26, 2014; and the Sixteenth Amendment to Code Share and Revenue Sharing Agreement, dated effective January 25, 2015 (the “Sixteenth Amendment”).

C.      Pursuant to Section 9 of the Tenth Amendment, as amended by Section 10 of the Sixteenth Amendment, US Airways believes it is entitled to outstanding performance credits in the aggregate amount of $[***] arising out of Mesa’s CDO and CCF performance during 1Q2015 and 2Q2015 (“Outstanding Credits”).

D.      The Parties desire to enter into this Seventeenth Amendment, among other things, to settle outstanding performance credit disputes, which shall provide Mesa with the opportunity to reduce the amount of Outstanding Credits by: (i) $[***] for agreeing to terms outlined in this Seventeenth Amendment; and (ii) $[***] by achieving certain CDO and CCF rates during 2Q2016 and 3Q2016, as described in Section 3 hereof. Each Party to this Seventeenth Amendment acknowledges that this is a compromise of disputed claims and neither admits, and each expressly denies any liability on its part. This Seventeen Amendment is not, and may not be construed as, an admission of liability by either US Airways or Mesa in any future proceeding or action involving credit disputes between US Airways and Mesa.

E.      The Parties also desire to further amend the Code Share Agreement on the terms specified below.

F.      All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the Parties that this Seventeenth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

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AGREEMENT:

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and Mesa agree as follows:

1.	Flight Services for American Airlines.

1.1      Mesa acknowledges and agrees that as of October 17, 2015, US Airways has ceased operating flights under the “US Airways Express” brand and that all flights formerly operating under such brand shall thereafter be operated by AMERICAN AIRLINES, INC. (“American”) as “American Eagle” branded flights, or such other brand as American may determine in its sole discretion. To the extent necessary to give full force to the terms of the Code Share Agreement, all references to the “US Airways Express” brand shall be deemed to refer to “American Eagle” or such other brand as American may designate. For the avoidance of doubt, as of October 17, 2015, all Flight Services provided by Mesa will be provided under the “American Eagle” brand, or such other brand as American may determine, including Flight Services formerly provided under the “US Airways Express” brand and Flight Services formerly provided under the “American Eagle” brand.

1.2      Mesa further acknowledges and agrees that sometime subsequent to October 17, 2015, US Airways and American contemplate effecting a merger of the two companies and, upon such merger, US Airways will cease to exist as a separate entity. Mesa agrees that, upon such merger, all references to “US Airways” in the Code Share Agreement shall thereafter be deemed references to “American.”

2.	Aircraft Cabin Interiors Program.

2.1      Scope of Program. Mesa agrees to implement a program for the reconditioning, refurbishment, repair and replacement of aircraft cabin interior components for each Aircraft, including, but not limited to, seat cushions, seat covers, armrests, dropdown trays, overhead bins, interior walls, lavatories and carpeting, as necessary to bring all cabin interiors in conformance with the standards of US Airways and American (the “Cabin Interiors Program”). For the avoidance of doubt, the Cabin Interiors Program shall not include new seatbelts unless provided at no cost to Mesa by US Airways.

2.2      Program Schedule. Mesa shall provide to US Airways, within forty-five (45) days after the Effective Date, a detailed project plan, reasonably acceptable to US Airways, that specifies by Aircraft all milestones (each a “Milestone”) for the Cabin Interiors Program (the “Program Schedule”), which shall, at a minimum, include and comply with a program completion date of no later than December 31, 2016. Mesa shall implement the Cabin Interiors Program in compliance with the Program Schedule; provided, however, that, in the event (i) American receives prior written notice directly from a supplier of aircraft interior components to be installed as part of the Cabin Interiors Program (each, a “Supplier”); (ii) such notice states that, due to no fault of

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Mesa, Supplier cannot meet the timeline specified in the Program Schedule; and (iii) such notice further specifies the length of Supplier’s anticipated delay in providing the applicable aircraft interior components, the deadline(s) for Mesa’s performance under the Program Schedule shall be extended by a reasonable period of time, in light of the extent and nature of such delay; provided, further, that the deadline for completion of the Cabin Interiors Program shall in no event be extended beyond June 30, 2017. Mesa shall use commercially reasonable efforts to ensure that any such Supplier notices are provided as soon as possible following Supplier’s determination that the timeline specified in the Program Schedule cannot be met.

2.3      Program Completion. Aircraft cabin interior components on all Aircraft inducted into the Cabin Interiors Program shall be reconditioned, refurbished, repaired and replaced to the reasonable satisfaction of American. Mesa shall replace all first class seats, main cabin seats, bulkhead walls, soft partitions, aisle curtains, galley curtains, placards, carpets and lavatory shrouds on Aircraft that undergo the Cabin Interiors Program with the components specified on Exhibit A hereto. Completion of the Cabin Interiors Program shall be deemed to have occurred upon receipt of written acknowledgement from American as to the Cabin Interiors Program, including all Milestones, having been performed and concluded to its reasonable satisfaction (“Program Completion”). Mesa acknowledges and agrees that time is of the essence for completion of each Milestone in the Cabin Interiors Program, and Mesa covenants to provide American with detailed monthly reports on the progress of the Cabin Interiors Program, not later than the fifth (5th) day of each calendar month subsequent to the Effective Date. American shall have thirty (30) days following American’s receipt of written notice of the completion of each Milestone to document in writing any objections to or concerns regarding the completion of the applicable Milestone.

3.        Performance Credit Adjustments. As of the Effective Date, the Outstanding Credits shall be reduced by an amount equal to $[***]. Mesa shall be eligible for an additional reduction to the amount of Outstanding Credits, such amount not to exceed $2,400,000, based on compliance with this Section 3.

3.1      CDO Adjustments to Outstanding Credits. US Airways shall reduce Outstanding Credits by an amount equal to $[***] for each calendar month during 2Q2016 and 3Q2016 that Mesa achieves a CDO Rate greater than [***]; provided, however, that for each calendar month during 2Q2016 and 3Q2016 that Mesa fails to achieve such CDO Rate, such $[***] of Outstanding Credits will become immediately due.

3.2      CCF Adjustments to Outstanding Credits. US Airways shall reduce Outstanding Credits by an amount equal to $[***] for each calendar month during 2Q2016 and 3Q2016 that Mesa achieves a CCF Rate greater than [***]; provided, however, that for each calendar month during 2Q2016 and 3Q2016 that Mesa fails to achieve such CCF Rate, such $[***] of Outstanding Credits will become immediately due.

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3.3      Cumulative of Quarterly Performance Credits. For the avoidance of doubt, any Outstanding Credits that become due pursuant to Section 3.1 and/or Section 3.2 hereof will be in addition to, and not in lieu of, any other credit amounts US Airways may be entitled to pursuant to Section 9 of the Tenth Amendment, as amended by Section 10 of the Sixteenth Amendment, for Mesa’s CDO and CCF performance.

4.        Supportability Guaranty.

4.1      Supportability Credit. Effective as of the first full calendar month following the Effective Date, Mesa shall provide US Airways with a financial credit (“Supportability Credit”) for any calendar month in which Capacity is less than Minimum Block Hour Utilization, based on the following formula:

[***]

Schedule 1 to Exhibit B illustrates the computation of the Supportability Credit based on actual numbers derived from October 2015.

4.2      Initial Crew Max. Not later than one hundred sixty (160) calendar days prior to each month during which Mesa is obligated to provide Flight Services, Mesa shall provide AAG Network Planning (as defined herein) with “Initial Crew Max” information, meaning an initial estimate of schedulable hours available during such month for each of Mesa’s captains, first officers and flight attendants.

4.3      Initial Hangar Plan. Not later than one hundred fifty (150) calendar days prior to each month during which Mesa is obligated to provide Flight Services, Mesa shall provide AAG Network Planning with “Initial Hangar Plan” information, which shall include all scheduled heavy maintenance during such month.

4.4      Final Crew Max. Not later than one hundred ten (110) calendar days prior to each month during which Mesa is obligated to provide Flight Services, Mesa shall provide AAG Network Planning with “Final Crew Max” information, meaning a final estimate of schedulable hours available during such month for each of Mesa’s captains, first officers and flight attendants.

4.5      Final Hangar Plan. Not later than one hundred ten (110) calendar days prior to each month during which Mesa is obligated to provide Flight Services, Mesa shall provide AAG Network Planning with “Final Hangar Plan” information, which shall include all scheduled heavy maintenance during such month.

4.6      Notices to AAG Network Planning. All information provided to AAG Network Planning pursuant to Sections 4.2, 4.3, 4.4 and 4.5 hereof shall be provided in electronic format and submitted (i) to both the Managing Director Scheduling and Ops Coordination and the American schedule comments email address or (ii) to such other addressee as American may designate (“AAG Network Planning”).

4.7      Minimum Crew Allocation. For any month in which Capacity is less than Minimum Block Hour Utilization, Mesa shall (i) allocate its captains, first officers and

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flight attendants to the Code Share Agreement in a manner no less favorable to American than Mesa allocates its captains, first officers and flight attendants to any other aircraft operated by Mesa and not covered by the Code Share Agreement, including those operated by or on behalf of other air carriers operating similar equipment; (ii) provide American with written calculations that demonstrate, for the applicable month, a pro rata or greater reduction in Mesa’s allocation of captains, first officers and flight attendants to all aircraft operated by Mesa and not covered by the Code Share Agreement, including all aircraft operated by or on behalf of other air carriers, whether operating similar equipment or not; (iii) provide American, upon request, with any and all other information that American may deem necessary or desirable (including detailed reports on all initial, transition, upgrade, and differences training of pilots conducted by or on behalf of Mesa for all types of aircraft, covering the month in question and the six (6) months immediately prior to the first day of the month in question) to confirm that Mesa has taken all reasonable steps to cause the allocation described in Section 4.7(i) of this Seventeenth Amendment to be no less favorable to American than to any other air carrier, whether operating similar equipment or not.

5.        Reconciliation of Credits.

5.1      Outstanding Credits Tolled. The reconciliation of Outstanding Credits shall be tolled until the earlier to occur of (i) Program Completion and (ii) such earlier time as amounts constituting Outstanding Credits may become due under this Seventeenth Amendment.

5.2      Setoff as Credits Become Due. As Outstanding Credits and/or Supportability Credits become due pursuant to Sections 3.1, 3.2 and 4.1 hereof, US Airways shall have the option to immediately apply such amounts as an offset against any amounts otherwise payable by US Airways to Mesa.

6.        Amendment to Delay Codes and Cancellation Codes.

6.1      Controllable Delay Codes. Exhibit D to the Tenth Amendment is hereby amended by adding the following Controllable Delay Codes to Section A, thereof:

Crew	Boarding Held/Interrupted	FA6
Crew	Flight Attendant Gate Checked Bags	FA7
Crew	Re-Seating Passengers	FA8
Crew	Crew Swap/Crew Recovery	FC5
Crew	In Terminate/Out Originate	FC6
Crew	Unscheduled Crew Rest	FC7

6.2      Controllable Cancellation Codes. Exhibit D to the Tenth Amendment is hereby further amended by adding the following Controllable Cancellation Code to Section B, thereof:

Crew	Pilot Legality	XCL

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6.3      Adjustments to Performance Thresholds. Mesa acknowledges and agrees that US Airways has demonstrated to Mesa that the changes to Exhibit D to the Tenth Amendment set forth in this Section 6 will not adversely affect Mesa and, accordingly, that no amendment to any Service Levels or Incentive Levels is necessary in connection therewith.

6.4      Modification of Delay Codes. Section 9(a)(ii) of the Tenth Amendment is hereby amended by deleting subsections (A), (B) and (B)[sic] of Section 9(a)(ii) and replacing them with the following text:

“(A)      Codes are changed on a system-wide basis for American and all other American Eagle carriers;

(B)      US Airways demonstrates to Mesa that any changes to the codes set forth in Exhibit D will have no adverse impact on Mesa. For avoidance of doubt, and by way of example, if a new code is added to the controllable delay list, US Airways will calculate the decrease to Mesa’s performance during the period used for setting the Service Levels and Incentive Level in this Tenth Amendment, and the corresponding Service Levels and Incentive Level will be reduced by that exact percentage; and

(C)      The parties hereto agree to enter into an amendment to the Code Share Agreement to reflect the changes to the delay codes and corresponding Service Levels and Incentive Level.

(D)      Notwithstanding subparts (B) and (C) of this Section 9(a)(ii), US Airways may, in its sole discretion, divide any Controllable Delay Code or Controllable Cancellation Code listed on Exhibit D into multiple Controllable Delay Codes or Controllable Cancellation Codes, respectively, or consolidate multiple Controllable Delay Codes or Controllable Cancellation Codes into a single Controllable Delay Code or Controllable Cancellation Code, respectively, immediately upon notice to Mesa.”

7.        Quality of Service and Aircraft Condition.

7.1      Conflict: Interpretation. Section 13 to the Sixteenth Amendment, Exhibit D to the Sixteenth Amendment and Exhibit F to the Sixteenth Amendment are superseded in their entirety by this Section 7. In the event of a conflict between the provisions of (i) this Section 7 and/or Exhibit C or Exhibit D hereto and (ii) the provisions of the Code Share Agreement, the provisions of this Section 7 and/or Exhibit C or Exhibit D shall govern as to their subject matter; provided, however, that all standards specified in and/or pursuant to this Section 7 and/or Exhibit C or Exhibit D shall be deemed cumulative of, and not in conflict with, any standards specified elsewhere in the Code Share Agreement.

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7.2      Procedures and Performance Standards. At all times, Mesa shall provide Flight Services to US Airways or American, as applicable, in accordance with procedures and performance standards approved by US Airways from time to time in its sole discretion and provided in writing to Mesa, including but not limited to those certain Standards of Service set forth in Exhibit C hereto (“Service Standards”). The Service Standards may be amended or changed by US Airways from time to time upon thirty (30) days‘ prior notice to Mesa; provided that sixty (60) days’ notice shall be given by US Airways to the extent any such amendment or change may reasonably be expected to result in new or additional training. If Service Standards are materially changed or altered and such changes or alterations materially increase Mesa’s costs (i.e., an amount of more than [***] ($[***]) per year), US Airways shall reimburse Mesa for the actual incremental costs associated therewith, to the extent such costs exceed [***] ($[***]) per year and subject to Mesa providing sufficient documentation for such costs reasonably acceptable to US Airways. Mesa shall be responsible for all crew and other employee conduct, appearance and training policies (as set forth on Exhibit D), aircraft cleaning (including the timing thereof), standards and adequate staffing levels in order to comply with such procedures and meet such standards, including without limitation in respect of customer complaint response and any handling of irregular operations, all of which shall be handled in a professional, businesslike and courteous manner.

7.3      In-Flight Services. Mesa shall comply with the catering requirements set forth on Exhibit C hereto. Mesa shall also coordinate all in-flight services relating to the Flight Services with the in-flight services department of US Airways or any person designated by US Airways to ensure consistency and quality of Mesa’s in-flight service, including non-safety related functions such as in-flight marketing announcements, meal and beverage presentation and delivery, and provisioning and usage of passenger amenity kits. Mesa shall sell beer, wine, liquor and any other alcoholic beverages on Flights. Mesa agrees that such in-flight sales shall be conducted as directed by US Airways or American, as applicable, from time to time. Mesa shall implement any suggestions made by US Airways’ or American’s in-flight services department, as applicable. All revenues collected by Mesa for such in-flight services on the Aircraft shall be promptly remitted or provided to US Airways. Mesa must provide notice to US Airways of any threatened catering-related fines or penalties that could result in a liability to US Airways or American within ten (10) days of receipt of such notification and allow for the involvement of US Airways or American, as applicable, in the resolution process of such issue so that the parties can work to minimize any fines to US Airways or American, as applicable.

7.4      Mesa’s Representative Uniforms. Mesa shall require all of its respective personnel and any of its respective agents providing Flight Services in job classifications requiring direct public contact to wear uniforms and accessories furnished by Mesa that are of colors and styles approved by US Airways from time to time. Mesa shall not alter or change such uniforms and accessories without the prior written consent of US Airways. If, after the date hereof, US Airways determines, in its sole discretion, that such uniforms and accessories should be materially altered or changed, then US Airways shall provide Mesa with notice of such alterations or changes. In the event that US Airways

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decides to implement such alterations or changes, Mesa shall implement such alterations or changes at US Airways’ cost for Mesa’s then current employees.

7.5      No Reimbursement of Fines. US Airways and American shall not be required to incur any cost or make any payment to the extent such cost or payment is attributable to any costs, expenses or losses (including fines, penalties and any costs and expenses associated with any related investigation or defense) incurred by Mesa as a result of any violation by Mesa of any law, statute, judgment, decree, order, rule or regulation of any governmental authority. US Airways shall be liable for all costs, expenses and losses (including fines, penalties and any costs and expenses associated with any related investigation or defense) incurred by Mesa as a result of any violation by US Airways, American or their respective agents, or by Mesa to the extent performed at the direction of US Airways or American, of any law, statute, judgment, decree, order, rule or regulation of any governmental authority. Mesa must provide notice to US Airways of any notification that could result in a liability to US Airways or American within ten (10) days of receipt of such notification and allow for the involvement of US Airways or American, as applicable, in the resolution process of such issue so that the parties can work to minimize any fines to US Airways or American, as applicable.

7.6      Right to Audit Service and Aircraft Condition. US Airways has the right, in its sole discretion, to audit Mesa’s service (each such audit a “Service Audit”) and aircraft condition (each such audit an “Aircraft Condition Audit”) to ensure it meets the Service Standards and Aircraft Condition Audit standards and actions as required above and in Exhibit C or other Service Audit and/or Aircraft Condition Audit standards that may be developed by US Airways or American from time to time. US Airways will review the Service Audit and Aircraft Condition Audit program for a period to be determined in its discretion in order to determine the appropriate pass and fail rates for such audits. An Inflight Service sample survey is described in Schedule 1 to Exhibit C, and an Aircraft Condition sample survey is described in Schedule 2 to Exhibit C, provided that such samples can be changed at any time in US Airways’ sole discretion. If Aircraft Condition Audit standards are materially changed or altered and such changes or alterations materially increase Mesa’s costs (i.e., an amount of more than [***] ($[***]) per year), US Airways shall reimburse Mesa for the actual incremental costs associated therewith, to the extent such costs exceed [***] ($[***]) per year and subject to Mesa providing sufficient documentation for such cost reasonably acceptable to US Airways. If an Aircraft fails (i) a Service Audit, Mesa shall pay $*** per failed audit, and (ii) an Aircraft Condition Audit and such failure continues for seven (7) calendar days after Mesa’s receipt of written notice from US Airways, Mesa shall pay $[***] per day for so long as any failure noted in the Aircraft Condition Audit continues; provided, however, that such remedies as provided under (i) and (ii) above shall not become effective until six (6) months after Mesa has received written notice from US Airways that the audit program as described in this Section 7.6 has been implemented, and provided further that during such six (6)-month period the Parties shall meet and confer in good faith as to review initial findings and determine the appropriate pass and fail levels for each audit, subject to US Airways setting such pass and fail levels in the event that the Parties are unable to agree on appropriate pass and fail levels.

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8.        Safety.

8.1      Conflict. Sections 2.7 and 14.3 of the Code Share Agreement are superseded in their entirety by this Section 8.

8.2      Certain Definitions.

“Accident” means an “Aircraft Accident” as defined by the NTSB Regulations, including 49 C.F.R. §830.2 or any successor provision.

“Governmental Authority” means any federal, state, municipal, local, territorial, or foreign government or any governmental department, commission, court, judicial body, instrumentality, board, bureau, agency, registry, regulatory authority or body or airport authority (including private airport authorities or any similar authority or governing board in any domestic or foreign jurisdiction, or any private or quasi-governmental entity, governing board or other Person with authority to lease, convey or otherwise grant or restrict rights to use or operate any airport facilities).

“NTSB” means the National Transportation Safety Board.

“Incident” means an incident as defined by the Regulations adopted by the NTSB pursuant to 49 C.F.R. §830.2 or any successor provision.

8.3      Incidents or Accidents. Mesa shall promptly notify American’s System Operations Control/Flight Dispatch Office of any Accident, Incident or irregularity that could reasonably be expected to result in a complaint or claim by passengers or an investigation by a Governmental Authority involving any Aircraft occurring during Mesa’s provision of Flight Services, including those that result in any injury or death to persons or damage to property. To the extent Mesa is involved in any such Accident, Incident or irregularity, it shall furnish in writing to American a detailed account of such Accident, Incident or irregularity and shall cooperate with American at Mesa’s sole cost and expense in any internal or external investigation. Unless otherwise consented to by American, Mesa shall provide American with security level notification of all levels with respect to Mesa’s Accident or Incident reporting system, any other systems that provide information regarding Accidents or Incidents, and all reports prepared or derived from such systems. Mesa shall promptly reimburse American for any of its out-of-pocket costs and expenses actually incurred by it directly related to American maintaining necessary communication with any such Mesa system or, at American’s election, US Airways may set-off against any future payments owed by US Airways under the Code Share Agreement. Mesa shall maintain an emergency response plan, at a minimum, in accordance with the provisions of the Aviation Disaster Family Assistance Act of 1996 and any amendments or regulations relating thereto. Mesa shall promptly reimburse American in writing of any material modifications to such plan. American shall manage the customer response efforts on behalf of Mesa in the case of an Accident or Incident involving Flight Services or the Aircraft, including responding to an Accident or Incident and providing necessary assistance and services to the family members of passengers and

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Mesa shall fully cooperate in such efforts at its sole cost and expense. Mesa shall further comply with the Emergency Assistance Services Agreement between Mesa and US Airways.

8.4      Accident Reports. Mesa shall promptly furnish to American a copy of every written report and plan that Mesa prepares, whether such report is filed with the FAA, NTSB or any other Governmental Authority, relating to any Accident or Incident involving any Aircraft or Flight Services when such Accident or Incident is claimed to have resulted in the death or injury to any person or the loss of, damage to or destruction of any property. Mesa shall also provide prompt notice to American of all irregularities involving any flights included in the Schedule (including, without limitation, irregularities that result in any injury to or death of persons or material damage to property) as soon as such information is available and shall furnish to American, in writing, detail regarding such irregularity.

8.5      International Air Transport Association Operational Safety Audit. Mesa shall be compliant with the safety standards set forth by the International Air Transport Association Operational Safety Audit, and upon notice from American from time to time, Mesa agrees to provide American with evidence in a form reasonably satisfactory to American of such compliance.

8.6      Emergency Assistance Agreement. The foregoing provisions of this Section 8 shall in no way be deemed to limit, restrict or amend any of the obligations of Mesa pursuant to the Emergency Assistance Services Agreement between Mesa and US Airways.

9.        Pilot Engagement. [***]

10.        CAT II Compliance Settlement. Section 13 of the Thirteenth Amendment is hereby amended by inserting the following text immediately before Section 14 of the Thirteenth Amendment:

“In the event Mesa becomes CAT II compliant on or before July 1, 2016, US Airways agrees to fully and finally release, acquit, and forever discharge Mesa for any and all amounts arising from Mesa’s CAT II non-compliance occurring prior to the date Mesa first obtains CAT II compliance. Upon obtaining CAT II compliance, Mesa shall remain CAT II compliant for the remainder of the Term of the Code Share Agreement, and US Airways shall be entitled to a credit in an amount equal to $[***] per month, for each month of CAT II non-compliance; US Airways may offset such credits against any amounts otherwise payable by US Airways to Mesa.”

11.        Notice. Section 15.1 of the Code Share Agreement is hereby amended by inserting the following text immediately before Section 15.2 of the Code Share Agreement:

“Except where this Agreement specifically provides for a different form of notification, all notices, consents, approvals and other instruments required or permitted to be given to American under this Agreement shall be provided to

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American at the address specified below or such other address as American may designate by written notice to Mesa

American Airlines, Inc.

4333 Amon Carter Blvd.

Mail Drop 5675

Ft. Worth, TX 76155

Attn: Corporate Secretary

Facsimile No.: (817) 967-2937

Telephone No.: (817) 963-3598

kenneth.wimberly@aa.com

12.        Miscellaneous.

12.1      Except as set forth in this Seventeenth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Seventeenth Amendment.

12.2      This Seventeenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

12.3      This Seventeenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

12.4      The definitions contained in this Seventeenth Amendment are applicable to the other grammatical forms of such terms.

12.5      Notwithstanding anything herein to the contrary, Sections 1, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12 of this Seventeenth Amendment shall survive the expiration or termination of this Seventeenth Amendment.

[Signatures Follow]

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IN WITNESS WHEREOF, the Parties have duly executed this Seventeenth Amendment to be effective as of the Effective Date.

MESA AIRLINES, INC. By:. Name:. Title:. Date:.	US AIRWAYS, INC. By:. Name:. Title:. Date:.

Signature Page to Seventeenth Amendment

EXHIBIT A

Cabin Interior Program Components

Area	Manufacturer	Part Number(s)	Additional Description
First Class Seats	Muirhead / E-Leather	DF490 / SL3ULAAGREY045 Varies**	N/A Leather Wraps for First Class Armcaps
Main Cabin Seats	Muirhead / E-Leather	DF482 / SL3ULAABLUE045 DF490 DF538 / SL3UAARED045 Varies**	Back & Bottom Cushion Headrest & Horse Collar Red Stripe Hard Surfaces of Main Cabin Armcaps
Bulkhead Walls	Isovolta / Schneller	70F1S-8245NF3-NOS / TBD	N/A
Soft Partition	Botany	119BWJ4108AW118	N/A
Aisle Curtain	Lantal	BDR8603-74 2575-72	Mesh Trim
Galley Curtain	Botany	119BWJ4108AW118	N/A
Placards	Various	TBD*	N/A
Carpet	Neotex / Anker		Neotex Carpet Neotex Thread Anker
Lavatory Shrouds	TBD*	TBD*	Injection-molded with color matching existing shrouds, throughout the depth of the material

  * To be mutually agreed upon by the Parties.

  ** Part numbers will correspond to the applicable seat covers.

A-1

EXHIBIT B

Supportability Credit

Fixed Costs Subject to Supportability Guaranty

Category	Unit	Rate	Notes
Ownership (Original 38 A/C)	A/C/MONTH	[***]	Ownership ($[***]) less Guaranteed Non-Maintenance Cost Reduction ($[***])
Ownership (Thirteenth, Fourteenth and Sixteenth Amendment A/C)	A/C/MONTH	[***]	Ownership ($[***]) less Guaranteed Non-Maintenance Cost Reduction ($[***])
Ownership (Twelfth Amendment A/C)	A/C/MONTH	[***]	Ownership ($[***]) less Guaranteed Non-Maintenance Cost Reduction ($[***])
Overhead	A/C/MONTH	[***]
Crew RON	A/C/MONTH	[***]
Maintenance Cost Per A/C	A/C/MONTH	[***]

Minimum Average Aircraft Block Hours Per Day

Month	Minimum
January	***
February	***
March	***
April	***
May	***
June	***
July	***
August	***
September	***
October	***
November	***
December	***

B-1

SCHEDULE 1 TO EXHIBIT B

Illustration of Supportability Credit Calculation

The following illustrates the Supportability Credit calculation based on actual numbers derived from October 2015.

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B-2

EXHIBIT C

STANDARDS OF SERVICE

These “Standards of Service” are meant to provide an overview for Mesa of the service expectations established by US Airways and American for in-flight services on Flights. The Standards of Service outlined herein are not all-inclusive and may be changed from time to time by US Airways in its sole discretion.

I. In-Flight Service Product and Delivery. Mesa shall achieve at least the comparable quality of airline service as provided by US Airways and American, as applicable. Mesa shall coordinate with US Airways’ in-flight services department, or any similar department of any affiliate of US Airways as designated by US Airways, to ensure consistency and quality of Mesa’s in-flight service product, including non-safety related functions such as in-flight marketing announcements, meal and beverage presentation and delivery and provisioning and usage of passenger amenity kits. Mesa shall implement suggestions made by US Airways’ or its affiliate’s in-flight services department. Mesa shall coordinate with US Airways to ensure consistency with US Airways’ and American’s product delivery, including US Airways or American-logo, as applicable, napkins, stir rods and cups. Wherever possible, snack and beverage items should be consistent with the products served by US Airways and American, as applicable. Each Aircraft shall be supplied by US Airways or American, as applicable, with an adequate supply of US Airways’ or American’s, as applicable, in-flight publications. Mesa must place these in-flight publications in the designated seat pocket of each seat. Unless otherwise consented to by US Airways or American, as applicable, US Airways’ or American’s in-flight publications are the only magazines authorized in such seat pockets.

II. Uniforms. Mesa’s flight attendants on Flights shall wear uniforms as required under Section 7.4 of the Seventeenth Amendment. Mesa’s employees in such uniforms, whether on or off duty, are not permitted to drink intoxicating beverages, give the appearance of being intoxicated or visit any establishment whose primary purpose is to dispense liquor (including bars, saloons, cocktail lounges and liquor stores). As used herein, “uniform” refers to any uniform apparel bearing the US Airways or American brand or insignia, or which can be in any way identified with US Airways or American or one of their affiliates. Because the actions and appearance of employees influence, to a considerable extent, the public’s opinion of the US Airways and American brands, uniformed employees must be mindful of this and conduct themselves accordingly.

III. In-Flight Announcements. While Mesa shall provide basic announcements, US Airways may request that Mesa make promotional announcements on behalf of US Airways and/or American from time to time and Mesa shall honor and execute any such request. In all on-board announcements on Flights, only the names “US Airways”, “US Airways Express”, “American Airlines” or “American Eagle” may be included and Mesa’s names shall not be included unless otherwise consented to by US Airways.

IV. Catering. US Airways or American, as applicable, shall provide, or arrange for another person to provide, all catering products and catering services for Flights, and, as directed by US Airways or American, Mesa shall serve the catering products on all such flights in accordance

C-1

with procedures and standards approved by US Airways or American, as applicable, in their sole discretion.

V. Failure to Meet Standards of Service. In the event that Mesa fails to meet the Standards of Service as set forth in this Exhibit C, in addition to the remedies provided in Section 7.6 of the Seventeenth Amendment for a Service Audit failure, US Airways may give notice to Mesa of such failure and the Parties’ representatives shall meet within fifteen (15) days to discuss such failure in good faith. At such meeting, Mesa shall submit to US Airways a corrective action plan that Mesa reasonably believes will cure such failure to meet the Standards of Service within thirty (30) days of said meeting and provide adequate assurance to US Airways that such Standards of Service will be complied with for the foreseeable future.

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SCHEDULE 1 TO EXHIBIT C

STANDARDS OF SERVICE AUDIT

FA Name	Flight Number
FA Employee #	Date
FA Base	City Pair
FA Position	Observing

Reason Codes - Requirement Not Met
A	Unaware of the policy/procedure
B	Chose not to follow procedure
C	Irregular events/special circumstances

A score of [***]% or above shall mean “pass”.

Compliance Items	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
Comments:
Preflight	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
Comments:
Boarding	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Comments:

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Pre-Take Off	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
Comments:
Inflight	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Comments:
Arrival	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
Comments:
Customer Service Experience	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

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Comments:
Domestic First Class	Requirement Met	Requirement Not Met	Not Observed	Not Applicable
[***]
[***]
[***]
[***]
[***]
[***]
Comments:
Focus Items				Requirement Met
Follow tarmac delay procedures
Comments:

Comments / Follow-up action items:

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SCHEDULE 2 TO EXHIBIT C

Cabin Condition Audit

Date:		Audit Analyst:

Station:		Audit Analyst:

Carrier:		Time On/Off:

Flight:		Tail Number:

		Number of Findings
TWO-CLASS CABIN		0		Fewer than 53 is pass (53 or more is fail)
SINGLE-CLASS CABIN		0		Fewer than 34 is pass (34 or more is fail)

				Finding location/Observations
A1	[***]	Pass	0
A2	[***]	Pass	0
A3	[***]	Pass	0
	[***]
B1	[***]	Pass	0
B2	[***]	Pass	0
B3	[***]	Pass	0
B4	[***]	Pass	0
B5	[***]	Pass	0
B6	[***]	Pass	0
B7	[***]	Pass	0
	[***]
C1	[***]	0
	[***]	0
C2	[***]	0
	[***]	0
C3	[***]	0
C4	[***]	0
	[***]	0
C5	[***]	0
C6	[***]	0
	[***]	0
	[***]

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D1	[***]	Pass	0
D2	[***]	Pass	0
D3	[***]	Pass	0
D4	[***]	Pass	0
D5	[***]	Pass	0
D6	[***]	Pass	0
	[***]
E1	[***]	0
E2	[***]	0
E3	[***]	0
E4	[***]	0
E5	[***]	0
E6	[***]	0
E7	[***]	0
E8	[***]	0
E8	[***]	0
	[***]	0
	[***]
F1	[***]		0
F2	[***]		0
	[***]		0
F3	[***]		0
F4	[***]		0
F5	[***]		0
F6	[***]		0

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EXHIBIT D

TRAINING

I. Customer Service. Mesa agrees that it shall train or cause to be trained to proficiency, all customer service employees of Mesa that may be associated with providing Flight Services. Mesa agrees to participate in any and all special training or other programs that US Airways or American provides for its customer service employees. Mesa may elect to accomplish such training through the use of a “Train the Trainer” concept. Mesa’s flight attendants providing Flight Services shall be trained by Mesa, at Mesa’s sole cost and expense, on meal and beverage service procedures for Flights, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for liquor and duty-free sales on Flights.

D-1